UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d)
of the Securities Exchange Act of 1934
Date of Report (date of earliest event reported): November 5, 2019

XEROX HOLDINGS CORPORATION
XEROX CORPORATION
(Exact name of registrant as specified in its charter)

New York New York	001-39013 001-04471	83-3933743 16-0468020
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

201 Merritt 7
Norwalk, Connecticut
06851-1056
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (203)
 968-3000
Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form
 8-K
 filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Xerox Holdings Common Stock, $1.00 par value	XRX	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule
12b-2
of the Securities Exchange Act of 1934 (§
240.12b-2
of this chapter).
Emerging growth company
☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01.	Entry Into a Material Definitive Agreement.

On November 5, 2019, Xerox Holdings Corporation (the “
Company
”) announced that it had restructured its relationship with FUJIFILM Holdings Corporation (“
FH
”) through a series of agreements intended to simplify and set a new course for the companies’ strategic sourcing relationship going forward. As further described below, the Company entered into definitive agreements relating, among other things, to: sales to indirect subsidiaries of FH of the Company’s indirect 25% equity interest in Fuji Xerox Co., Ltd., a Japanese company (“
FX
”), and of the Company’s indirect 51% partnership interest in Xerox International Partners (“
XIP
”); modified sourcing terms for future product programs; the grant of a trademark license to enable FX to transition to a new brand while compensating the Company for continued use of its name; the grant of an IP license to allow FX to provide certain OEM products to certain named parties on a worldwide basis in exchange for a fixed royalty; and dismissal of a pending lawsuit FH filed against Xerox Corporation (“
XC
”).
Sale of FX Interest
Pursuant to the Stock Purchase Agreement, dated as of November 5, 2019 (the “
Stock Purchase Agreement
”), among XC, Xerox Limited (“
XL
”), FH, FUJIFILM Asia Pacific Pte. Ltd. (“
FFAP
”) and FX, among other things, FX will conduct a buyback of its shares from both FH and XL on a pro rata basis, pursuant to which XL will receive $769,890,000 (the “
Share Buyback
”). Following the Share Buyback, FFAP will purchase all of the outstanding equity interests of FX owned by XL (the “
FFAP Purchase
” and, together with the Share Buyback, the “
FX Sale Transaction
”), for a purchase price of $1,430,110,000 (the “
FFAP Purchase Price
”), which amount shall be increased by the amount of the dividends attributable to the period from October 1, 2019 to the date on which the FFAP Purchase occurs, calculated in accordance with the terms of the Stock Purchase Agreement.
Subject to the satisfaction or waiver of the conditions set forth in the Stock Purchase Agreement and on the terms set forth therein, the closing of the FX Sale Transaction will occur on November 8, 2019; provided, however, that if FH has not received early termination of the waiting period of the pre-transaction
notification (
jizen-todokede
) required under the Foreign Exchange and Foreign Trade Act of Japan (the “
FEFTA Approval
”) on or before November 5, 2019, then the Share Buyback will occur on November 8, 2019 and the FFAP Purchase will occur within three (3) business days following receipt of the FEFTA Approval. If the FEFTA Approval has not been received by March 24, 2020, then FH will consummate the FFAP Purchase on March 30, 2020, by either (i) replacing FFAP with another entity as the purchaser in the FFAP Purchase so the FEFTA Approval is no longer required in connection with the FFAP Purchase or (ii) implementing another transaction structure that allows XL to sell all of its remaining equity interest in FX and receive the FFAP Purchase Price.
The closing of the FX Sale Transaction is conditioned upon the absence of any legal requirement or order preventing or making unlawful the transactions contemplated thereby, other than the FEFTA Approval. Moreover, each party’s obligation to consummate such closing is conditioned upon the accuracy of the other party’s representations and warranties (generally subject to a Material Adverse Effect (as defined in the Stock Purchase Agreement) qualifier). The Stock Purchase Agreement contains customary representations and warranties regarding the parties thereto, customary covenants, indemnification provisions and other provisions customary for transactions of this nature.
The foregoing description of the Stock Purchase Agreement does not purport to be complete and is qualified in its entirety by reference to the Stock Purchase Agreement, a copy of which is filed as Exhibit 2.1 hereto and is incorporated herein by reference.
The Stock Purchase Agreement has been provided solely to inform investors of its terms. The representations, warranties and covenants contained in the Stock Purchase Agreement were made only for the purposes of such agreement and as of specific dates, were made solely for the benefit of the parties to the Stock Purchase Agreement and may be intended not as statements of fact, but rather as a way of allocating risk to one of the parties if those statements prove to be inaccurate. In addition, such representations, warranties and covenants may have been qualified by certain disclosures not reflected in the text of the Stock Purchase Agreement and may apply standards of materiality in a way that is different from what may be viewed as material by shareholders of, or other investors in, the Company. The Company’s shareholders and other investors are not third-party beneficiaries under the Stock Purchase Agreement and should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or conditions of the Company or FH or any of their respective subsidiaries or affiliates.
Amendment No. 1 to Technology Agreement
In connection with the FX Sale Transaction and concurrently with the execution and delivery of the Stock Purchase Agreement, FX and XC entered into Amendment 1, dated as of November 5, 2019 (the “
TA Amendment
”), to that certain Technology Agreement (the “
TA
”), dated as of April 1, 2006, by and between FX and XC, relating to licenses granted to FX by XC for XC’s trademarks and certain non-marking
Document Processing Activities. The TA Amendment, among other things, (i) extends to two (2) years following the expiration of the TA (the “
Transition Period
”) the time period by which FX is required

to transition away from the use of Xerox trademarks upon expiration of the TA, (ii) grants FX limited licenses to use Xerox trademarks for the Transition Period, subject to certain quality control standards and for a royalty in the amount of $100,000,000, payable to XC within three (3) business days from the first date of the Transition Period, and (iii) amends FX’s licenses for certain non-marking
Document Processing Activities to become worldwide, royalty-free, and non-exclusive
upon the expiration of the TA.
The TA Amendment will become effective concurrently with the FFAP Purchase unless the Share Buyback has occurred but the FEFTA Approval has not been received by November 24, 2019, in which case the TA Amendment will become effective as of the later of (i) November 27, 2019 or (ii) if such effectiveness is prohibited by any legal requirement or order, three (3) business days following the elimination of any such prohibition (such time, as to any Ancillary Agreement (as defined below), the “
Ancillary Agreements Effectiveness
”).
The foregoing description of the TA Amendment does not purport to be complete and is qualified in its entirety by reference to the TA Amendment, a copy of which is filed as Exhibit 10.1 hereto and is incorporated herein by reference.
Amendment No. 1 to Master Program Agreement
In connection with the FX Sale Transaction and concurrently with the execution and delivery of the Stock Purchase Agreement, FX and XC entered into Amendment No. 1, dated as of November 5, 2019 (the “
MPA Amendment
”), to that certain Master Program Agreement (the “
MPA
”), dated as of September 9, 2013, relating to the supply arrangement from FX to XC for xerographic document products. The MPA Amendment removes from the MPA termination provisions that are triggered by (i) a change in the composition of the board of directors of XC, (ii) a sale of substantially all assets of XC or (iii) any other change-in-control
type scenario related to XC, and extends the effective term of certain product specific supply agreements governing existing product programs.
In addition, the MPA Amendment provides, among other things, that if the TA expires on March 31, 2021 solely due to non-renewal
by FX or XC, then FX will be restricted for an agreed period from selling, licensing, leasing, or distributing Graphic Communications Products in certain jurisdictions (collectively, the “
Limited Exclusive Territory
”), except through XC, (ii) XC and its subsidiaries will be restricted from manufacturing, purchasing, or procuring Graphic Communications Products that are being sold or distributed in the Limited Exclusive Territory, unless procured through FX (excluding Graphic Communications Products that are not substantially similar in terms of specifications and availability, taken as a whole, as Graphic Communications Products designed and manufactured by FX) and (iii) XC will be appointed as FX’s nonexclusive reseller and distributor of its Graphic Communications Products outside the Limited Exclusive Territory. The MPA Amendment also includes provisions governing the entry into and/or termination of certain future documents relating to the MPA.
The MPA Amendment will become effective at the time of the Ancillary Agreements Effectiveness.
The foregoing description of the MPA Amendment does not purport to be complete and is qualified in its entirety by reference to the MPA Amendment, a copy of which is filed as Exhibit 10.2 hereto and is incorporated herein by reference.
Item 7.01.	Regulation FD Disclosure.

Attached as Exhibit 99.2 hereto is a copy of a presentation that will be used by the Company in informational meetings.
The information contained in this Item 7.01 and in Exhibit 99.2 hereto shall not be deemed “filed” with the Commission for purposes of Section 18 of the Exchange Act of 1934, as amended, or otherwise subject to the liability of that section.
Item 8.01.	Other Events .

Sale of XIP Interest
Pursuant to the Partnership Interest Purchase Agreement, dated as of November 5, 2019 (the “
XIP Purchase Agreement
”), among XC, Xerox International Joint Marketing, Inc., a subsidiary of XC that holds a 51% partnership interest in XIP (“
XIJM
”), FH, FX and FX Global, Inc., a subsidiary of FX that holds a 49% partnership interest in XIP (“
FXGI
”), among other things, XIJM will sell its 51% partnership interest in XIP to an affiliate of FX (the “
XIP Sale
”) for an aggregate purchase price of $23,000,000. The XIP Sale will occur concurrently with the FFAP Purchase, subject to the satisfaction or waiver of specified conditions set forth therein and on the terms set forth therein.
The closing of the XIP Sale is conditioned upon (i) the absence of any legal requirement or order preventing or making unlawful the XIP Sale and (ii) the consummation of the FX Sale Transaction. Moreover, each party’s obligation to consummate the XIP Sale is conditioned upon the accuracy of the other party’s representations and warranties (generally subject to a Material Adverse Effect (as defined in the XIP Purchase Agreement) qualifier). The XIP Purchase Agreement contains customary representations and warranties regarding XC, XIJM and FX, customary covenants, indemnification provisions and other provisions customary for transactions of this nature.

Other Ancillary Agreements
On November 5, 2019, in connection with the FX Sale Transaction and concurrently with the execution and delivery of the Stock Purchase Agreement, the Company and FH and/or certain of their respective subsidiaries entered into the following other ancillary agreements (together with the TA Amendment and the MPA Amendment, the “
Ancillary Agreements
”):
•	FX and XC entered into amendments to (i) that certain License Agreement for Xerox Global Services Offerings, dated as of July 1, 2011, (ii) that certain
XGS-FXGS
Master Agreement for Global Services Offerings, dated as of January 1, 2008, and (iii) that certain Master Consulting Services Agreement, dated as of January 1, 2010, each for Xerox Global Services Offerings;

•	FX and XC entered into a memorandum of understanding relating to the license of certain software from XC to FX;

•	FX and XC entered into an OEM license agreement, granting FX the right to provide certain named original equipment manufacturers with OEM products outside the Territory (as defined in the OEM License Agreement) in exchange for a one-time
upfront license fee of $77,000,000, payable by FX to XC when the OEM license agreement becomes effective; and

•	FH, FX, FXGI, XC, XL, and XIJM entered into an agreement to dismiss with prejudice the litigation captioned
Fujifilm Holdings Corp. v. Xerox Corp.
, No. 1:18 cv
05458-JGK-BSM
(S.D.N.Y.) and to release claims as set forth in the agreement.

Each of such other ancillary agreements will become effective as of the Ancillary Agreements Effectiveness.
Press Release
On November 5, 2019, the Company issued a press release announcing that it had restructured its relationship with FH through a series of agreements intended to simplify and set a new course for the companies’ strategic sourcing relationship going forward. A copy of the press release is attached as Exhibit 99.1 hereto and is incorporated herein by reference.
Forward-Looking Statements
This Current Report on Form
8-K
contains “forward-looking statements” as defined in the Private Securities Litigation Reform Act of 1995. The words “anticipate”, “believe”, “estimate”, “expect”, “intend”, “will”, “should”, “targeting”, “projecting”, “driving” and similar expressions, as they relate to us, our performance and/or our technology, are intended to identify forward-looking statements. These statements reflect management’s current beliefs, assumptions and expectations and are subject to a number of factors that may cause actual results to differ materially. Such factors include but are not limited to: the ability to satisfy the conditions to closing of the proposed transactions, on the expected timing or at all; the ability to obtain required regulatory approvals for the proposed transactions, on the expected timing or at all; the occurrence of any event that could give rise to the termination of the stock purchase agreement or other transaction documents; the effects of disruption caused by the announcement of the contemplated transactions; the risk of litigation in connection with the contemplated transactions; and other factors that are set forth in the “Risk Factors” section, the “Legal Proceedings” section, the “Management’s Discussion and Analysis of Financial Condition and Results of Operations” section and other sections of Xerox Corporation’s 2018 Annual Report on Form
10-K,
as well as in Xerox Corporation’s and the Company’s Quarterly Reports on Form
10-Q
and Current Reports on Form
8-K
filed with the SEC. These forward looking statements speak only as of the date of this report or as of the date to which they refer, and the Company assumes no obligation to update any forward-looking statements as a result of new information or future events or developments, except as required by law.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1*	Stock Purchase Agreement, dated as of November 5, 2019, by and among FUJIFILM Holdings Corporation, FUJIFILM Asia Pacific Pte. Ltd., Xerox Corporation, Xerox Limited and Fuji Xerox Co., Ltd.

10.1**	Amendment 1, dated as of November 5, 2019, to that certain Technology Agreement, dated as of April 1, 2006, by and between Fuji Xerox Co., Ltd. and Xerox Corporation

10.2**	Amendment 1, dated as of November 5, 2019, to that certain Master Program Agreement, dated as of September 9, 2013, by and between Fuji Xerox Co., Ltd. and Xerox Corporation

99.1	Press release, dated November 5, 2019, of Xerox Holdings Corporation, announcing the execution and delivery of the Stock Purchase Agreement, the XIP Purchase Agreement and the Ancillary Agreements

99.2	Presentation, dated November 5, 2019, of Xerox Holdings Corporation

104	The cover page from this Current Report on Form 8-K (formatted as Inline XBRL document)

*
The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
The Company agrees to provide a copy of the omitted schedules and similar attachments on a supplemental basis to the Commission or its staff, if requested.

**
Portions of this exhibit have been omitted pursuant to Item 601(b)(2) of Regulation
S-K
because they are both (i) not material and (ii) would likely cause competitive harm to the registrant if publicly disclosed. The schedules and similar attachments to this exhibit have been omitted pursuant to Item 601(a)(5) of Regulation
S-K.
The Company agrees to provide an unredacted copy of the exhibit or a copy of the omitted schedules and similar attachments on a supplemental basis to the Commission or its staff, if requested.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XEROX HOLDINGS CORPORATION

Date: November 5, 2019	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary

XEROX CORPORATION

Date: November 5, 2019	By:	/s/ Douglas H. Marshall
	Name:	Douglas H. Marshall
	Title:	Secretary